UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 27, 2015

Date of Report (Date of earliest event reported)

Smith & Wesson Holding Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Roosevelt Avenue

Springfield, Massachusetts

01104

(Address of Principal Executive Offices) (Zip Code)

(800) 331-0852

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

As described in Item 7.01, we are furnishing this Current Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on August 27, 2015 discussing our first quarter fiscal 2016 financial and operational results. The disclosure provided in Item 7.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.02.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 7.01. Regulation FD Disclosure.

We are furnishing this Current Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on August 27, 2015 discussing our first quarter fiscal 2016 financial and operational results. The transcript of the conference call and webcast is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

The text included with this Current Report on Form 8-K and the replay of the conference call and webcast on August 27, 2015 is available on our website located at www.smith-wesson.com, although we reserve the right to discontinue that availability at any time.

Certain statements contained in this Current Report on Form 8-K may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, but are not limited to, statements regarding the execution of our growth strategy, including our focus on our core firearms business and related outdoor spaces; our belief regarding consumer demand and preference for our products; our outlook for the remainder of fiscal 2016; our belief that NICS background checks provide a strong indication of a healthy consumer market for firearms; our belief that we remained the market leader in the consumer channel for the handgun and modern sporting rifle categories; our belief that increased distributor inventory will support upcoming fall hunting, the holiday shopping season, and our promotional plans; our belief that declines in distributor inventory were primarily as a result of our recently launched summer promotions; the continued strength of our accessories gross margin; our plans to introduce a significant number of new products and line extensions for launch at SHOT Show® in January; our targeted gross margin range; our goal for EBITDAS margins; our expectations for capital expenditure spending for fiscal 2016 and the primary categories of expenditures; our belief that firearms units shipped data will help to better convey our results within our consumer channel relative to Adjusted NICS results; our belief that Adjusted NICS results provide a good indicator of consumer retail activity; our belief in the long-term growth prospects of the firearms market based upon Adjusted NICS results; our belief that the lower number of handgun units we shipped relative to NICS is a reflection of retailers bringing down their healthy level of inventory before the commencement of our summer promotional activity; our belief that our opening price point M&P15 Sport™ rifle remains very popular with consumers; our intent to create a solid platform for growth and to gain market share in the hunting rifle category through our recent focus on Thompson/Center; our plans to continue to position our company for growth, including through the continual enhancement of our flexible manufacturing model, which has provided a solid and highly adaptable manufacturing platform for cyclical growth; our ability to navigate corrections in our marketplace whilst maintaining very healthy gross margins; our belief that the primary benefit of our outsourcing strategy is the flexibility to quickly scale unit production when needed, without building costly new facilities; our belief that the execution of our plans to continually enhance the flexibility of our manufacturing capacity will deliver incremental value in the future; our continued maintenance of a very robust new product pipeline; our expectation that the most important focus of our capital expenditures will be in new product development; our new products and line extensions in development, including expanding our flagship M&P® brand, which we believe is popular with consumers, and other products in development under our Smith & Wesson®, Thompson/Center and Performance Center® brands, some of which represent exciting new product areas for us; our plans to continue to execute aggressive new product development plans to expand the product portfolio and drive future revenue growth; our belief that our accessories division has the potential to continue delivering double-digit annual revenue growth, both organic and inorganic, as well as very attractive gross margins; our estimates for our revenue, GAAP and non-GAAP earnings per share, including adjustments, for full year fiscal 2016 and the second quarter of fiscal 2016; our expectations regarding typical seasonality for our third and fourth quarters; our estimates for our fully diluted share count and tax rate for full year fiscal 2016; our expectation that more promotional activity will impact gross margins in the second quarter of fiscal 2016; our strategy to make the best use of cash at any particular given time; our plans to continue to invest in the business by building inventory in preparation for the fall season and make capital expenditures; our belief that retail inventory and wholesale inventory as a whole is fairly healthy; our belief that inventory levels of our products are in a good position for the busy fall and holiday season; our strategy to optimize distribution; our expectation that we will continue to build inventory internally in anticipation of a very busy fall and holiday season; our expectation that wholesaler shows will lead to a busier season; our comfort with the level of inventory in the market; our expectation that inventory will gradually go back up again at wholesale in the second quarter of fiscal 2016; our plans to be aggressive in terms of our promotional activity as we continue to grow; our expectation that after Labor Day, retail foot traffic will increase; our expectation that as retail foot traffic increases, inventory levels will fall and replenishment will kick in at a higher level; our expectation that the Army RFP for the modular handgun system contract will be released very soon; our belief that we will continue see lots of mutual benefits going forward from our relationship with General Dynamics, not only in the modular handgun system area; our belief that we have a fairly broad base of suppliers that have some available capacity; our plans to keep outsourcing at a certain limit to avoid introducing too much risk into the supply chain; our belief that we are going into a very busy period and will be able to flex up fairly well; our belief that the professional business is lumpy in nature; our belief that there are some good opportunities with our law enforcement distributors in the U.S. going forward; our expectation that the professional business will not stay at its current level; our belief that, although the professional business will remain lumpy going forward, it will return to a more normal level of revenue; our forecast of the professional business; our belief that our second and third quarters are big quarters for Battenfeld because it is consumer-oriented; our belief that the firearm industry is very much a promotional-driven industry; our belief that we have the best margins in the industry; our plans to leverage our margins; our expectation that promotional activity will kick in in the second quarter and continue into the third and fourth quarters as the wholesaler shows start; our profit-sharing payment in the second quarter of fiscal 2016; our strategy not to announce a new product unless a certain number of units of that product are in the channel; our plans to continue to build inventory with new products in the second quarter of fiscal 2016; our expectations regarding cash generation in the second quarter of fiscal 2016; our belief that large retailers are in and out of the firearms market on a regular basis and have no continuity; our belief in the long-term growth prospects of the firearms market based on data; our expectation that a large number of our new products will come from the accessories division; our belief that inventory correction has been taking place; our growth potential in the hunting part of the firearms market and our plans to target taking market share in the coming years by introducing new products; our strategy to take market share by continuing our promotional activity; our belief that we are strongly positioned for the Army RFP with our M&P polymer pistol; and our expectations that we will attend certain conferences in September 2015. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for our products; the costs and ultimate conclusion of certain legal matters; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; the potential for increased regulation of firearms and firearm-related products; speculation surrounding fears of terrorism and crime; our growth opportunities; our anticipated growth; our ability to increase demand for our products in various markets, including consumer, law enforcement, and military channels, domestically and internationally; the position of our hunting products in the consumer discretionary marketplace and distribution channel; our penetration rates in new and existing markets; our strategies; our ability to introduce new products; the success of new products; our ability to expand our markets; our ability to integrate acquired businesses in a successful manner; the general growth of our firearm accessories business; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2015.

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We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Exhibits

99.1	Transcript of conference call and webcast conducted on August 27, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION

Date: August 27, 2015	By:	/s/ Jeffrey D. Buchanan
Jeffrey D. Buchanan
Executive Vice President, Chief Financial Officer, Chief Administrative Officer, and Treasurer

EXHIBIT INDEX

99.1	Transcript of conference call and webcast conducted on August 27, 2015